Exhibit 99.2

February 27, 2020 Management Presentation Fourth Quarter & Full Year 2019 Results

2 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward - looking statements . Statements in this presentation that are not historical facts, including without limitation statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward - looking statements . Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined below . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with international, national and regional economic conditions that could affect the Company or its clients, including as a result of the recent coronavirus outbreak ; • the Company’s ability to attract new clients and retain existing clients ; • reduction in client spending and changes in client advertising, marketing and corporate communications requirements ; • financial failure of the Company’s clients ; • the Company’s ability to retain and attract key employees ; • the Company’s ability to achieve the full amount of its stated cost saving initiatives ; • the Company's implementation of strategic initiatives ; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration ; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities ; and • foreign currency fluctuations . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company's Annual Report on Form 10 - K and in the Company’s other SEC filings .

3 ----- DRAFT ----- • Revenue of $382.0 million versus $393.7 million in the prior year period • Organic revenue declined by 1.5% versus the prior year period, including a 279 basis point benefit from billable pass through costs • Specialist Communications continues to capture share with 15% organic r evenue growth in 4Q 2019 • Global Integrated segment rebounded with organic revenue growth of 2.6% in 4Q 2019 • Net loss attributable to MDC Partners Inc. common shareholders of $10.5 million in the fourth quarter of 2019 versus $83.7 million in the prior year period • Adjusted EBITDA of $57.0 million versus $52.0 million in the prior year period, an increase of 9.8% • Adjusted EBITDA Margin of 14.9% versus 13.2% in prior year, an increase of 170 basis points • Covenant EBITDA (LTM) of $184.2 million for the fourth quarter of 2019 versus $172.6 million for the fourth quarter of 2018, an increase of 6.7% • Net new business wins of $37.2 million FOURTH QUARTER 2019 FINANCIAL HIGHLIGHTS Note: See appendix - "Definitions of Non - GAAP Financial Measures".

4 ----- DRAFT ----- • Revenue of $1.42 billion versus $1.48 billion for the prior year period • Organic revenue declined by 3.1% versus the prior year period, including a 206 basis point benefit from billable pass through costs • Net loss attributable to MDC Partners Inc. common shareholders of $17.0 million for the twelve months of 2019 versus $132.1 million for the prior year period • Adjusted EBITDA of $174.2 million versus $162.6 million for the prior year period, an increase of 7.1% • Adjusted EBITDA Margin improvement of 130 basis points to 12.3% versus 11.0% for the prior year period • Net New Business wins of $93.6 million • Leverage ratio of 4.5x, down from 5.2x a year ago • No outstanding borrowings on revolver, $106.9 million in cash at year end TWELVE MONTHS 2019 FINANCIAL HIGHLIGHTS Note: See appendix - "Definitions of Non - GAAP Financial Measures".

5 CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) Three Months Ended December 31, Twelve Months Ended December 31, 2019 2018 % Change 2019 2018 % Change Revenue: $ 382.0 $ 393.7 (3.0) % $ 1,415.8 $ 1,476.2 (4.1) % Operating Expenses: Cost of services sold 260.7 256.1 1.8% 961.1 991.2 (3.0) % Office and general expenses 94.2 78.9 19.4% 328.3 349.1 (5.9) % Depreciation and amortization 9.5 11.0 (13.9) % 38.3 46.2 (17.0) % Goodwill and other asset impairment 5.9 56.7 (89.6) % 7.8 80.1 (90.2) % Operating income (loss) 11.7 (9.1) NM 80.2 9.7 NM Interest expense and finance charges, net (15.7) (17.1) (64.9) (67.1) Foreign exchange gain (loss) 4.3 (13.3) 8.8 (23.3) Other, net 2.2 (1.0) (2.4) 0.2 Income tax expense 4.2 35.0 10.5 31.6 Equity in earnings (losses) of non - consolidated affiliates — (0.3) 0.4 0.1 Net income (loss) (1.7) (75.7) 11.5 (111.9) Net income attributable to the noncontrolling interest (5.4) (5.9) (16.2) (11.8) Accretion on and net income allocated to convertible preference shares (3.4) (2.2) (12.3) (8.4) Net loss attributable to MDC Partners Inc. common shareholders $ (10.5) $ (83.7) $ (17.0) $ (132.1)

6 Organic revenue decline of 1.5% in the fourth quarter of 2019 versus the prior year period, including a 279 basis point benefit from increased billable pass - through costs incurred on clients’ behalf from certain of our partner firms acting as principal. Note: Actuals may not foot due to rounding REVENUE SUMMARY (US$ in millions, except percentages) Three Months Ended Twelve Months Ended Revenue $ % Change Revenue $ % Change December 31, 2018 $ 393.7 $ 1,476.2 Non - GAAP Organic revenue growth (decline) (5.9) (1.5)% (46.1) (3.1)% Non - GAAP acquisitions (dispositions), net (4.8) (1.2)% (1.6) (0.1)% Foreign exchange impact (1.0) (0.3)% (12.7) (0.9)% Total Change (11.7) (3.0)% (60.4) (4.1)% December 31, 2019 $ 382.0 $ 1,415.8 Note: Actuals may not foot due to rounding

7 REVENUE BY GEOGRAPHY AND SEGMENT Note: Actuals may not foot due to rounding (US$ in millions, except percentages) Three Months Ended December 31, 2019 Twelve Months Ended December 31, 2019 Total Total Organic Revenue Total Total Organic Revenue Revenue Growth Growth (Decline) Revenue Growth Growth (Decline) United States $ 296.7 (2.7)% (2.6)% $ 1,116.0 (3.2)% (4.2)% Canada 32.2 (0.5)% 12.6% 105.1 (15.3)% (0.9)% North America 328.9 (2.5)% (1.2)% 1,221.1 (4.4)% (3.9)% Other 53.1 (5.9)% (3.6)% 194.7 (2.2)% 1.7 % Total $ 382.0 (3.0)% (1.5)% $ 1,415.8 (4.1)% (3.1)% Global Integrated Agencies $ 168.2 1.8% 2.6% $ 598.2 (2.0)% (0.4)% Domestic Creative Agencies 54.0 (14.5)% (14.5)% 230.7 (6.5)% (6.1)% Specialist Communications 52.4 15.3% 15.4% 180.6 10.5% 9.0 % Media Services 22.0 (28.8)% (28.8)% 97.8 (19.7)% (19.7)% All Other 85.4 (4.0)% 1.0% 308.5 (7.7)% (5.8)% Total $ 382.0 (3.0)% (1.5)% $ 1,415.8 (4.1)% (3.1)%

8 Top 10 clients made up 24.0% of revenue in Q4 2019, unchanged from 24.0% in Q4 2018. (Largest < 4.7%) REVENUE BY CLIENT INDUSTRY Q4 2019 QTD Q4 2019 YTD Above 10% Financials Technology 0% to 10% Retail, Consumer Products, Automotive, Technology, Healthcare Consumer Products, Communications, Financials, Transportation and Travel/Lodging Below 0% Food and Beverage, Communications, Transportation and Travel/Lodging, Other Food and Beverage, Retail, Automotive, Healthcare, Other Year - over - Year Growth by Category Q4 2019 Mix

ADJUSTED EBITDA (1)

(US$ in millions, except percentages)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
	2019	2018	*% Change*	2019	2018	*% Change*
Advertising and Communications Group	$ 67.2	$ 60.4	*11.3* %	$ 204.8	$ 201.3	*1.7* %
Global Integrated Agencies	38.8	31.3	*24.0* %	104.9	90.4	*16.0* %
Domestic Creative Agencies	7.4	9.5	*(22.1)* %	34.7	26.9	*29.0* %
Specialist Communications	8.6	4.5	*91.1* %	29.9	23.7	*26.2* %
Media Services	(0.1)	1.8	*NM*	(1.1)	4.1	*NM*
All Other	12.4	13.2	*(6.1)* %	36.4	56.2	*(35.2)* %
Corporate Group	(10.1)	(8.4)	*20.2* %	(30.6)	(38.8)	*(21.1)* %
Adjusted EBITDA (2)	**$ 57.0**	**$ 52.0**	**9.8** %	**$ 174.2**	**$ 162.6**	**7.1** %
Adjusted EBITDA margin	*14.9%*	*13.2%*		*12.3%*	*11.0%*	

Note: Actuals may not foot due to rounding

[1] Due to changes in the composition of certain business and the Company's internal management and reporting structure during 2019, reportable segment results for the 2018 periods presented have been recast to reflect the reclassification of certain businesses between segments. The changes were as follows: 1) Doner, previously within the Global Integrated Agencies category is now aggregated into the Domestic Creative Agencies reportable segment, 2) Yes and Company, previously within the Media Services category, was included within the Domestic Creative Agencies reportable segment, 3) HL Design and Redscout, previously within Specialist Communications and All Other category, respectively are included in Yes and Company, and 4)Varick Media, previously within the Yes & Company operating segment is included within MDC Media Partners.

[2] Adjusted EBITDA is a non-GAAP measure. See appendix for the definition.

9

COVENANT EBITDA

(US$ in millions)	Q1 (2019)	Q2 (2019)	Q3 (2019)	Q4 (2019)	Covenant EBITDA (LTM) [1] Q4-2019 - LTM
Net income (loss) attributable to MDC Partners Inc. common shareholders	$ (2.5)	$ 0.8	$ (5.1)	$ (10.5)	$ (17.3)
Adjustments to reconcile to operating income (loss):					
Accretion on and net income allocated to convertible preference shares	2.4	3.5	3.3	3.4	12.6
Net income attributable to the noncontrolling interests	0.4	3.0	7.3	5.4	16.2
Equity in earnings (losses) of non-consolidated affiliates	(0.1)	(0.2)	(0.1)	—	(0.4)
Income tax expense	0.7	2.1	3.5	4.2	10.5
Interest expense and finance charges, net	16.8	16.4	16.1	15.7	64.9
Foreign exchange loss (gain)	(5.4)	(2.9)	4.0	(4.3)	(8.8)
Other income, net	3.4	0.7	0.4	(2.2)	2.4
Operating income (loss)	15.7	23.4	29.4	11.7	80.2
Adjustments to reconcile to Adjusted EBITDA:					
Depreciation and amortization	8.8	10.7	9.4	9.5	38.3
Goodwill and other asset impairment	—	—	1.9	5.9	7.8
Stock-based compensation	3.0	3.6	6.0	18.4	31.0
Deferred acquisition consideration adjustments	(7.6)	2.1	1.9	9.0	5.4
Distributions from non-consolidated affiliates	—	—	(0.2)	2.2	2.0
Other items, net [2]	1.6	6.6	0.7	0.3	9.3
Adjusted EBITDA	21.5	46.4	49.2	57.0	174.2
Adjustments to reconcile to Covenant EBITDA:					
Proforma dispositions	(2.0)	—	—	—	(2.0)
Severance due to eliminated positions	1.5	2.3	2.0	3.2	9.1
Other adjustments, net [3]	1.4	1.0	0.2	0.4	3.0
	$ 22.5	$ 49.8	$ 51.4	$ 60.6	$ 184.2

[1] Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, permitted dispositions and other adjustments, as defined in the Company's Credit Agreement. Covenant EBITDA is calculated as the aggregate of operating results for the rolling last twelve months (LTM). Each quarter is presented to provide the information utilized to calculate Covenant EBITDA. Historical Covenant EBITDA may be re-casted in the current period for any proforma adjustments related to acquisitions and/or dispositions in the current period.

[2] Other items, net includes items such as severance expense, other restructuring expenses and costs associated with the Company's strategic review process.

[3] Other adjustments, net primarily includes one-time professional fees and costs associated with real estate consolidation.
Note: Actuals may not foot due to rounding.

10

COVENANT EBITDA

(US$ in millions)	2018 Q1	2018 Q2	2018 Q3	2018 Q4	Covenant EBITDA (LTM) [1] Q4-2018 - LTM
Net income (loss) attributable to MDC Partners Inc. common shareholders	$ (31.4)	$ 1.1	$ (18.2)	$ (83.7)	$ (132.3)
Adjustments to reconcile to operating income (loss):					
Accretion on and net income allocated to convertible preference shares	2.0	2.3	2.1	2.2	8.6
Net income attributable to the noncontrolling interests	0.9	2.5	2.5	5.9	11.8
Equity in earnings (losses) of non-consolidated affiliates	(0.1)	—	(0.3)	0.3	(0.1)
Income tax expense	(8.3)	2.0	3.0	35.0	31.6
Interest expense and finance charges, net	16.1	16.9	17.1	17.1	67.1
Foreign exchange loss (gain)	6.7	6.5	(3.3)	13.3	23.3
Other income, net	(0.4)	(0.6)	(0.2)	1.0	(0.2)
Operating income (loss)	(14.6)	30.8	2.6	(9.1)	9.7
Adjustments to reconcile to Adjusted EBITDA:					
Depreciation and amortization	12.4	11.7	11.1	11.0	46.2
Goodwill and other asset impairment	2.3	—	21.0	56.7	80.1
Stock-based compensation	5.0	5.6	6.2	1.5	18.4
Deferred acquisition consideration adjustments	2.6	(5.1)	11.0	(9.0)	(0.5)
Distributions from non-consolidated affiliates	—	—	0.5	0.3	0.8
Other items, net [2]	0.1	(0.1)	7.3	0.5	7.9
Adjusted EBITDA	7.8	43.0	59.8	52.0	162.6
Adjustments to reconcile to Covenant EBITDA:					
Proforma acquisitions/dispositions	(1.2)	(3.6)	(1.2)	(2.1)	(8.1)
Severance due to eliminated positions	3.0	4.2	1.2	3.6	11.9
Other adjustments, net [3]	1.7	2.1	0.6	1.9	6.3
	$ 11.3	$ 45.6	$ 60.4	$ 55.3	$ 172.6

[1] Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, permitted dispositions and other adjustments, as defined in the Credit Agreement. Covenant EBITDA is calculated as the aggregate of operating results for the rolling last twelve months (LTM). Each quarter is presented to provide the information utilized to calculate Covenant EBITDA. Historical Covenant EBITDA may be re-casted in the current period for any proforma adjustments related to acquisitions and/or dispositions in the current period.

[2] Other items, net includes items such as severance expense, other restructuring expenses and costs associated with the Company's strategic review process.

[3] Other adjustments, net primarily includes one-time professional fees and costs associated with real estate consolidation.
Note: Actuals may not foot due to rounding.

11

12 SUMMARY OF CASH FLOW (US$ in millions) Twelve Months Ended December 31, 2019 2018 Net cash provided by operating activities $ 86.5 $ 17.3 Net cash provided by (used in) investing activities 0.1 (50.4) Net cash provided by (used in) financing activities (11.7) 21.4 Effect of exchange rate changes on cash, cash equivalents, and cash held in trusts — 0.1 Net increase (decrease) in cash, cash equivalents, and cash held in trusts including cash classified within assets held for sale 74.9 (11.6) Change in cash and cash equivalents held in trusts classified within held for sale (3.3) (8.3) Change in cash and cash equivalents classified within assets held for sale 4.4 — Net increase (decrease) in cash and cash equivalents $ 76.1 $ (19.9) Note: Actuals may not foot due to rounding

13 2020 FINANCIAL OUTLOOK * The Company has excluded a quantitative reconciliation with respect to the Company’s 2020 guidance under the “unreasonable eff orts” exception in Item 10(e)(1)(i)(B) of Regulation S - K. See appendix - "Definitions of Non - GAAP Financial Measures". 2020 Outlook Commentary* Organic Revenue Growth We expect approximately 2 to 4% growth in organic revenue. Foreign Exchange Impact, net No estimated impact at this time. Impact of Non - GAAP Acquisitions (Dispositions), net Our current expectations are that the impact of acquisitions, net of disposition activity, will decrease revenue by approximately 130 basis points. Covenant EBITDA and Adjustments The Company expects to complete fiscal year 2020 with approximately $200 million to $210 million of Covenant EBITDA. The Company has applied certain pro forma and other adjustments, as expressly provided under its credit facility to derive its 2020 Covenant EBITDA forecast.

14 APPENDIX

15 HISTORICAL REVENUE SCHEDULE Note: See appendix - "Definitions of Non - GAAP Financial Measures". Note: Actuals may not foot due to rounding (US$ in thousands, except percentages) 2017 (ASC 605) 2018 (ASC 606) 2019 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 YTD Revenue United States $ 274,682 $ 304,463 $ 289,701 $ 303,517 $ 1,172,364 $ 256,524 $ 295,268 $ 296,544 $ 304,855 $ 1,153,191 $ 263,017 $ 284,659 $ 271,671 $ 296,698 $ 1,116,045 Canada 26,470 30,583 31,418 34,622 123,093 26,379 33,086 32,132 32,404 124,001 22,378 24,564 25,895 32,230 105,067 North America 301,152 335,046 321,119 338,140 1,295,457 282,903 328,354 328,676 337,259 1,277,192 285,395 309,223 297,566 328,928 1,221,112 Other 43,548 55,487 54,680 64,608 218,322 44,065 51,389 47,154 56,403 199,011 43,396 52,907 45,341 53,047 194,691 Total $ 344,700 $ 390,533 $ 375,799 $ 402,747 $ 1,513,779 $ 326,968 $ 379,743 $ 375,830 $ 393,662 $ 1,476,203 $ 328,791 $ 362,130 $ 342,907 $ 381,975 $ 1,415,803 % of Revenue United States 79.7% 78.0% 77.1% 75.4% 77.4% 78.5% 77.8% 79.0% 77.4% 78.1% 80.0% 78.6% 79.2% 77.7% 78.8 % Canada 7.7% 7.8% 8.4% 8.6% 8.1% 8.1% 8.7% 8.5% 8.2% 8.4% 6.8% 6.8% 7.6% 8.4% 7.4 % North America 87.4% 85.8% 85.4% 84.0% 85.6% 86.6% 86.5% 87.5% 85.7% 86.5% 86.8% 85.4% 86.8% 86.1% 86.2 % Other 12.6% 14.2% 14.6% 16.0% 14.4% 13.4% 13.5% 12.5% 14.3% 13.5% 13.2% 14.6% 13.2% 13.9% 13.8 % Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0 % Total Growth % United States 8.9% 11.5% 5.5% (0.2)% 6.2% (6.6)% (3.0)% 2.4% 0.4% (1.6)% 2.5% (3.6)% (8.4)% (2.7)% (3.2)% Canada (6.8)% (9.0)% 3.9% 8.7% (0.8)% (0.3)% 8.2% 2.3% (6.4)% 0.7% (15.2)% (25.8)% (19.4)% (0.5)% (15.3)% North America 7.3% 9.3% 5.4% 0.7% 5.5% (6.1)% (2.0)% 2.4% (0.3)% (1.4)% 0.9% (5.8)% (9.5)% (2.5)% (4.4)% Other 53.1% 82.3% 22.8% 18.4% 38.2% 1.2% (7.4)% (13.8)% (12.7)% (8.8)% (1.5)% 3.0% (3.8)% (5.9)% (2.2)% Total 11.5% 15.9% 7.6% 3.2% 9.2% (5.1)% (2.8)% — % (2.3)% (2.5)% 0.6% (4.6)% (8.8)% (3.0)% (4.1)% Organic Revenue Growth (Decline) % United States 8.9% 11.5% 6.0% 1.3% 6.7% (1.8)% (2.1)% 0.7% (1.2)% (1.1)% (1.7)% (3.8)% (8.5)% (2.6)% (4.2)% Canada (7.6)% (2.5)% 0.2% 3.8% (1.4)% (1.1)% (7.6)% 7.5% 0.5% (0.1)% (3.8)% (5.6)% (7.0)% 12.6% (0.9)% North America 7.2% 10.0% 5.4% 1.5% 5.9% (1.8)% (2.6)% 1.4% (1.0)% (1.0)% (1.9)% (3.9)% (8.3)% (1.2)% (3.9)% Other (11.1)% 28.5% 23.8% 14.2% 15.1% 19.8% 3.7% 2.0% 3.3% 6.4% 5.4% 7.3% (1.5)% (3.6)% 1.7 % Total 5.6% 11.7% 7.8% 3.3% 7.0% 1.0% (1.7)% 1.5% (0.3)% 0.1% (0.9)% (2.4)% (7.5)% (1.5)% (3.1)% Growth % from Foreign Exchange United States 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (0.0)% (0.0)% Canada 3.2% (4.6)% 4.2% 4.9% 1.8% 4.3% 4.0% (4.3)% (3.8)% (0.2)% (4.7)% (3.4)% (1.1)% 1.0% (1.9)% North America 0.3% (0.5)% 0.4% 0.5% 0.2% 0.4% 0.4% (0.4)% (0.4)% 0.0% (0.4)% (0.3)% (0.1)% 0.1% (0.2)% Other (9.8)% (11.7)% 3.0% 7.4% (0.6)% 10.0% 3.4% (5.1)% (5.6)% (0.1)% (8.8)% (5.9)% (4.3)% (2.4)% (5.2)% Total (0.6)% (1.5)% 0.8% 1.4% 0.1% 1.6% 0.8% (1.1)% (1.2)% — % (1.6)% (1.1)% (0.6)% (0.3)% (0.9)% Growth % from Acquisitions (Dispositions), net United States 0.0% 0.0% (0.5)% (1.4)% (0.5)% (1.5)% 1.1% 2.3% 2.9% 1.2% 4.2% 0.2% 0.1% (0.1)% 1.0 % Canada (2.4)% 2.0% (0.5)% 0.0% (1.2)% 0.0% 0.0% 0.0% 0.0% 0.0% (6.6)% (16.8)% (11.3)% (14.1)% (12.5)% North America (0.2)% (0.2)% (0.5)% (1.3)% (0.6)% (1.4)% 1.0% 2.1% 2.6% 1.1% 3.2% (1.5)% (1.0)% (1.4)% (0.3)% Other 74.1% 65.5% (3.9)% (3.2)% 23.7% (2.7)% (1.3)% 0.3% 1.4% (0.4)% 1.9% 1.6% 1.9% 0.0% 1.3 % Total 6.6% 5.7% (0.9)% (1.6)% 2.2% (1.5)% 0.6% 1.8% 2.4% 0.9% 3.0% (1.1)% (0.6)% (1.2)% (0.1)%

HISTORICAL ADJUSTED EBITDA SCHEDULE

(US$ in thousands, except percentages)

	2017 (ASC 605)					2018 (ASC 606)					2019				
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	YTD
ADVERTISING AND COMMUNICATIONS GROUP															
Revenue	$344,700	$390,532	$375,800	$402,747	$1,513,779	$326,968	$379,743	$375,830	$393,662	$1,476,203	$328,791	$362,130	$342,907	$381,975	$1,415,803
Operating income (loss)	16,969	36,069	47,944	71,833	172,815	(561)	43,912	20,642	860	64,853	20,504	40,073	38,532	26,899	126,008
Depreciation and amortization	10,588	10,467	10,997	10,324	42,376	12,151	11,543	10,935	10,805	45,434	8,621	10,442	9,176	9,222	37,461
Goodwill and other asset impairment	—	—	—	3,238	3,238	—	—	21,008	56,732	77,740	—	—	1,944	5,028	6,972
Stock-based compensation	4,345	5,023	5,903	6,945	22,216	3,789	4,382	4,622	964	13,757	4,545	2,442	5,193	16,980	29,160
Deferred acquisition consideration adjustments	11,431	4,306	(2,462)	(18,173)	(4,898)	2,586	(5,067)	11,003	(8,979)	(457)	(7,643)	2,073	1,943	9,030	5,403
Distributions from non-consolidated affiliates	—	105	—	—	105	—	—	—	—	—	—	—	(250)		(250)
Other items, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA [1]	$ 43,334	$ 55,969	$ 62,382	$ 74,167	$ 235,852	$ 17,965	$ 54,770	$ 68,210	$ 60,382	$ 201,327	$ 26,027	$ 55,030	$ 56,538	$ 67,159	$ 204,754
CORPORATE GROUP															
Revenue	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating loss	(8,570)	(9,688)	(10,724)	(11,874)	(40,856)	(14,072)	(13,140)	(18,024)	(9,921)	(55,157)	(4,823)	(16,631)	(9,111)	(15,203)	(45,768)
Depreciation and amortization	310	299	255	234	1,098	224	160	199	179	762	217	221	192	238	868
Goodwill and other asset impairment	—	—	—	1,177	1,177	2,317	—	—	—	2,317	—	—	—	847	847
Stock-based compensation	605	517	477	535	2,134	1,248	1,221	1,620	570	4,659	(1,573)	1,192	833	1,428	1,880
Distributions from non-consolidated affiliates	—	—	1,118	2,716	3,834	20	11	478	270	779	—	31	48	2,219	2,298
Other items, net	135	(100)	330	(112)	253	122	(68)	7,346	479	7,879	1,626	6,594	705	349	9,274
Adjusted EBITDA [1]	$ (7,521)	$ (8,971)	$ (8,544)	$ (7,324)	$ (32,360)	$ (10,141)	$ (11,816)	$ (8,381)	$ (8,423)	$ (38,761)	$ (4,553)	$ (8,593)	$ (7,333)	$ (10,122)	$ (30,601)
TOTAL															
Revenue	$344,700	$390,532	$375,800	$402,747	$1,513,779	$326,968	$379,743	$375,830	$393,662	$1,476,203	$328,791	$362,130	$342,907	$381,975	$1,415,803
Operating income (loss)	8,399	26,381	37,220	59,959	131,959	(14,633)	30,772	2,618	(9,061)	9,696	15,681	23,442	29,421	11,696	80,240
Depreciation and amortization	10,898	10,766	11,252	10,558	43,474	12,375	11,703	11,134	10,984	46,196	8,838	10,663	9,368	9,460	38,329
Goodwill and other asset impairment	—	—	—	4,415	4,415	2,317	—	21,008	56,732	80,057	—	—	1,944	5,875	7,819
Stock-based compensation	4,950	5,540	6,380	7,480	24,350	5,037	5,603	6,242	1,534	18,416	2,972	3,634	6,026	18,408	31,040
Deferred acquisition consideration adjustments	11,431	4,306	(2,462)	(18,173)	(4,898)	2,586	(5,067)	11,003	(8,979)	(457)	(7,643)	2,073	1,943	9,030	5,403
Distributions from non-consolidated affiliates	—	105	1,118	2,716	3,939	20	11	478	270	779	—	31	(202)	2,219	2,048
Other items, net	135	(100)	330	(112)	253	122	(68)	7,346	479	7,879	1,626	6,594	705	349	9,274
Adjusted EBITDA [1]	$ 35,813	$ 46,998	$ 53,838	$ 66,843	$ 203,492	$ 7,824	$ 42,954	$ 59,829	$ 51,959	$ 162,566	$ 21,474	$ 46,437	$ 49,205	$ 57,037	$ 174,153

[1] Adjusted EBITDA is a non-GAAP measure. See appendix - "Definitions of Non-GAAP Financial Measures".

Note: Actuals may not foot due to rounding

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RECONCILIATIONS

	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 YTD
NON-GAAP ACQUISITIONS (DISPOSITIONS), NET										
GAAP revenue from current year acquisitions	$ —	$ 11,066	$ 12,734	$ 12,317	$ 36,117	$ —	$ 698	$ 1,347	$ 1,396	$ 3,441
GAAP revenue from prior year acquisitions [1]	—	—	—	—	—	15,685	1,519	1,109	291	18,604
Impact of adoption of ASC 606 exclusion	—	450	(1,122)	504	(168)	—	—	—	—	—
Foreign exchange impact	—	—	—	—	—	—	—	470	(246)	224
Contribution to organic revenue (growth) decline [2]	—	(3,417)	(945)	(3,243)	(7,605)	(4,008)	(440)	(2,185)	(1,694)	(8,327)
Prior year revenue from dispositions [3]	(5,261)	(5,592)	(3,847)	—	(14,700)	(1,825)	(5,995)	(3,178)	(4,505)	(15,503)
Non-GAAP acquisitions (dispositions), net	**$ (5,261)**	**$ 2,507**	**$ 6,820**	**$ 9,578**	**$ 13,644**	**$ 9,852**	**$ (4,218)**	**$ (2,437)**	**$ (4,758)**	**$ (1,561)**
OTHER ITEMS, NET										
SEC investigation and class action litigation expenses	$ 122	$ 235	$ (88)	$ 131	$ 400	$ —	$ —	$ —	$ —	$ —
D&O insurance proceeds	—	(303)	(231)	(24)	(558)	—	—	—	—	—
Severance and other restructuring expenses	—	—	7,665	372	8,037	—	6,703	705	—	7,408
Strategic review process costs	—	—	—	—	—	1,626	(109)	—	349	1,866
Total other items, net	**$ 122**	**$ (68)**	**$ 7,346**	**$ 479**	**$ 7,879**	**$ 1,626**	**$ 6,594**	**$ 705**	**$ 349**	**$ 9,274**
CASH INTEREST, NET & OTHER										
Cash interest paid	$ (649)	$ (30,765)	$ (1,597)	$ (31,001)	$ (64,012)	$ (1,629)	$ (30,014)	$ (882)	$ (29,698)	$ (62,223)
Bond interest accrual adjustment	(14,625)	14,625	(14,625)	14,625	—	(14,625)	14,625	(14,625)	14,625	—
Adjusted cash interest paid	(15,274)	(16,140)	(16,222)	(16,376)	(64,012)	(16,254)	(15,389)	(15,507)	(15,073)	(62,223)
Interest income	148	159	91	227	625	149	138	165	162	614
Total cash interest, net & other	**$ (15,126)**	**$ (15,981)**	**$ (16,131)**	**$ (16,149)**	**$ (63,387)**	**$ (16,105)**	**$ (15,251)**	**$ (15,342)**	**$ (14,911)**	**$ (61,609)**
CAPITAL EXPENDITURES, NET										
Capital expenditures	**$ (3,799)**	**$ (5,890)**	**$ (5,543)**	**$ (5,032)**	**$ (20,264)**	**$ (3,606)**	**$ (4,317)**	**$ (5,863)**	**$ (4,810)**	**$ (18,596)**
MISCELLANEOUS OTHER DISCLOSURES										
Net income attributable to the noncontrolling interests	$ 897	$ 2,545	$ 2,458	$ 5,885	$ 11,785	$ 429	$ 3,043	$ 7,265	$ 5,419	$ 16,156
Cash taxes	$ 1,333	$ 1,293	$ 2,196	$ (986)	$ 3,836	$ 1,677	$ 1,817	$ 137	$ (1,335)	$ 2,296

(1) GAAP revenue from prior year acquisitions for 2019 and 2018 relates to acquisitions which occurred in 2018 and 2017, respectively.
(2) Contribution to organic revenue growth (decline) represents the change in revenue, measured on a constant currency basis, relative to the comparable pre-acquisition period for acquired businesses that is included in the Company's organic revenue growth (decline) calculation.
(3) Prior year revenue from dispositions reflects the incremental impact on revenue for the comparable period after the Company's disposition of such disposed business, plus revenue from each business disposed of by the Company in the previous year through the twelve month anniversary of the disposition.
Note: Actuals may not foot due to rounding.

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18 AVAILABLE LIQUIDITY (1) (1) Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) December 31, 2019 December 31, 2018 Commitment Under Facility $ 250.0 $ 325.0 Drawn — 68.1 Undrawn Letters of Credit 4.8 4.7 Undrawn Commitments Under Facility $ 245.2 $ 252.2 Total Cash & Cash Equivalents 106.9 30.9 Liquidity $ 352.1 $ 283.0

19 CURRENT CREDIT PICTURE (1) These ratios and measures are not based on generally accepted accounting principles and are not presented as alternative meas ure s of operating performance or liquidity. Some of these ratios and measures include, among other things, pro forma adjustments for acquisitions, dispositions, one - time charges, and other items, as defined in the Credit Agreement. They are presented here to demonstrate compliance with the covenants in the Credit Agreement, as non - compliance with such covenants could have a material adverse effect on the Company. (2) Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one - time charges, and other items, as defined in the Company's Credit Agreement. (3) Total Senior Leverage is a measure that includes borrowings under the Credit Agreement, outstanding letters of credit, less c ash held in depository accounts, as defined in the Credit Agreement. (4) Net Debt is a measure that includes borrowings under the Credit Agreement, the Senior Notes due 2024, other outstanding debt and letters of credit, less cash held in depository accounts, as defined in the Credit Agreement. Net Debt does not include Deferred Acquisition Consideration with the exception of certain fixed components ($0.5 mil lion as of December 31, 2019), and it does not include minority interest. (5) Based on borrowings as of December 31, 2019. Excludes letters of credit, and Deferred Acquisition Consideration. Note: Actuals may not foot due to rounding Current Debt Maturity Profile (5) $250 million Credit Facility Covenants (1) (US$ in millions) December 31, 2019 Covenants I. Total Senior Leverage Ratio (0.37) Maximum per covenant 2.00 II. Total Leverage Ratio 4.52 Maximum per covenant 6.25 III. Fixed Charges Ratio 2.55 Minimum per covenant 1.00 IV. Covenant EBITDA (2) $184.2 Minimum per covenant $105.0 Debt Calculation Total Senior Leverage, net (3) $(68.4) Net Debt (4) $832.3

DEFINITION OF NON-GAAP MEASURES

In addition to its reported results, MDC Partners has included in its press release and supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following:

Organic Revenue: Organic Revenue: "Organic revenue growth" and "organic revenue decline" refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Company has held throughout each of the comparable periods presented, and (b) "non-GAAP acquisitions (dispositions), net". Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisitions as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such dispositions as if they had been disposed of during the equivalent period in the prior year.

Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period.

Adjusted EBITDA: Adjusted EBITDA is a non-GAAP measure that represents operating profit (loss) plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, distributions from non-consolidated affiliates, and other items.

Covenant EBITDA: Covenant EBITDA is a measure that includes pro forma adjustments for acquisitions, one-time charges, permitted dispositions and other items, as defined in the Credit Agreement. We believe that the presentation of Covenant EBITDA is appropriate as it eliminates the effect of certain non-cash and other items not necessarily indicative of a company's underlying operating performance. In addition, the presentation of Covenant EBITDA provides additional information to investors about the calculation of, and compliance with, certain financial covenants in the Credit Agreement.

Included in the Company's press release and supplemental management presentation are tables reconciling MDC Partners' reported results to arrive at certain of these non-GAAP financial measures. We are unable to reconcile our projected 2020 organic revenue growth to the corresponding GAAP measure because we are unable to predict the 2020 impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates and because we are unable to predict the occurrence or impact of any acquisitions, dispositions, or other potential changes. We are unable to reconcile our projected 2020 Covenant EBITDA to the corresponding GAAP measure because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, foreign exchange transaction gains or losses, impairment charges, provision or benefit for income taxes, and certain assumptions used in the calculation of deferred acquisition consideration) are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. As a result, we are unable to provide reconciliations of these measures. In addition, we believe such reconciliations could imply a degree of precision that might be confusing or misleading to investors. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable, and potentially significant, impact on future GAAP financial results.

Note: A reconciliation of non-GAAP to US GAAP reported results has been provided by the Company in the tables included herein ans in the Company's press release.

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MDC Partners 330 Hudson Street, 10th Floor New York, NY 10013 646 - 429 - 1800 www.mdc - partners.com